SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-31323	52-2258371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 417/883-4549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement.

(a)

On March 10, 2006, we entered into amendments to the employment agreements with each of John M. Gott, Steven Lamar and Michael L. Maples. Under the terms of their original employment agreements, the executives were to receive grants of our common stock in January of 2006, in the amounts of 500,000 shares for Mr. Gott, 500,000 shares for Mr. Lamar and 125,000 shares for Mr. Maples. The amendments to the employment agreements provide that the executives are no longer entitled to receive such grants or, to the extent already received, will return such grants to us. The executives agreed to voluntarily forego the grants to preserve the availability of shares under our 2005 stock incentive plan, to prevent dilution of our outstanding shares, and to eliminate the cash required to fund the related withholding and payroll tax liabilities associated with the grants.

A copy of the amendments to the employment agreements are filed as exhibits hereto, and the foregoing summary description is qualified in its entirety by reference to the terms of the amendments.

(b)

On March 9, 2006, we issued a press release announcing the signing of a master Vendor Agreement with Best Buy Co., Inc. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of the Vendor Agreement, Best Buy will distribute the new Q Line Gold Home Theater Surround Sound System in 618 Best Buy locations throughout the U.S. commencing in May, 2006. The agreement provides that Best Buy will purchase the first 3,090 units of the Q Line Gold Home Theater Surround System that we supply. Following the sale of the initial order of 3,090 units, all additional units will be supplied to Best Buy on a consignment basis.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Amendment to Employment Agreement, between SLS International, Inc. and John M. Gott, dated March 10, 2006 and effective December 31, 2005

10.2

Amendment to Employment Agreement, between SLS International, Inc. and Steven Lamar, dated March 10, 2006 and effective as of January 4, 2006

10.3

Amendment to Employment Agreement, between SLS International, Inc. and Michael L. Maples, dated March 10, 2006 and effective as of January 4, 2006

99.1

Press Release dated March 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

By	/s/ MICHAEL L. MAPLES
Michael L. Maples
Chief Financial Officer
(Principal Financial Officer)

Dated: March 14, 2006

SLS INTERNATIONAL, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Employment Agreement, between SLS International, Inc. and John M. Gott, dated March 10, 2006 and effective December 31, 2005

10.2	Amendment to Employment Agreement, between SLS International, Inc. and Steven Lamar, dated March 10, 2006 and effective as of January 4, 2006

10.3	Amendment to Employment Agreement, between SLS International, Inc. and Michael L. Maples, dated March 10, 2006 and effective as of January 4, 2006

99.1	Press Release dated March 9, 2006